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                                                                   EXHIBIT 10.31
                               SUBLEASE AGREEMENT


         THIS SUBLEASE made as of the 31st day of July, 1998, by and between DOMINION HOMES, INC., an Ohio corporation, P. O. Box 7166, 5501 Frantz Road, Dublin, Ohio 43017-0766 (hereinafter called "Lessor") and ALLIANCE TITLE AGENCY, LTD., an Ohio limited liability company (hereinafter called "Lessee").

         1. Lease of Premises and Term. In consideration of the rents and covenants to be performed by Lessee as set forth herein, Lessor hereby leases unto Lessee, and Lessee hereby hires and takes from Lessor 2730 leasable square feet (which includes a 12% common area factor) of commercial office space located on the first floor of Dominion Homes, Inc.'s corporate office building (the "Building") 5501 Frantz Road, Dublin, Ohio, as shown on the attached Exhibit "A" (the "Premises") for a term of three (3) years, commencing on August 1, 1998, and ending July 31, 2001.

         2. Rent. The total rent for the term of this lease shall be One Hundred Forty-seven Thousand Four Hundred Twenty Dollars ($147,420.00). Lessee agrees to pay Lessor said rent in advance in monthly installments of Four Thousand Ninety-five Dollars ($4,095.00) on or before the first day of each month, commencing August 1, 1998. Included in the stated rent is Six Dollars ($6.00) per square foot per year which represents Lessee's proportionate share of the Premises' real estate tax, insurance, common area maintenance, janitorial service, telephone equipment, and decorating allowance. All rent installments shall be due and payable, without demand, deduction, or setoff, to Lessor at the address provided above.

         3. Security Deposit. Lessee and Lessor hereby agree that no security deposit will be provided to secure the lease.

         4. Use of Premises. Lessee shall occupy and use the Premises solely for office use and for no other purpose. Lessee will comply with all applicable laws, ordinances, rules and regulations of any duly constituted public authority relating to its business and the use of the Premises. Lessee shall maintain the Premises in a clean, sanitary condition at all times and shall not permit rubbish to accumulate on or about the Premises. Lessee agrees to comply with all Building rules and regulations which are adopted by Lessor from time to time.

         5. Improvements, Repairs and Maintenance. Lessee shall take good care of the Premises and the fixtures and improvements therein, and all trade fixtures and/or all alterations or installations installed by Lessee or Lessor, keeping same in good order and repair and will use the Premises during the term for the purpose above specified and no other. At the expiration, or earlier termination in any manner, of the term hereof, Lessee shall quit and surrender the Premises together with all installations, improvements and alterations (including partitions) which may have been installed by Lessor or Lessee broom clean and in as good condition and repair as when possession was delivered, reasonable use and wear excepted, failing which Lessor may restore the Premises to such conditions and Lessee shall pay the costs thereof. If Lessee removes any of its trade fixtures, it shall repair any damage to the Premises caused by such removal. If Lessee fails to remove Lessee's trade fixtures which it has a right to remove from the Premises prior to the end of the term, Lessee shall be conclusively presumed to have abandoned the same and ownership thereof shall forthwith vest in Lessor without payment or credit to Lessee.

         6. Alterations. Lessee shall not make any alteration, additions, improvements or other changes in or to the Premises or the building, or attach, affix or build therein any improvement or installation nor do anything to alter the exterior appearance of the building without Lessor's prior written consent in each and every instance. If prior to the termination of the Lease, Lessor so directs Lessee by written notice, Lessee shall promptly remove any specified alterations, improvements or installations placed in or upon the Premises by Lessee, the Lessee shall repair any damage occasioned by such removal.

         7. Lessee's Acceptance of Premises. Lessor's delivery of the Premises to Lessee and Lessee's entering onto the Premises for the rental purpose identified above


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shall be deemed acceptance by the Lessee of the Premises in the condition as of the date of said entering, and Lessee shall take possession of the Premises in "as is" condition, and Lessee shall be bound by the terms of this Lease.

         8. Late Payments. Without limiting the remedies of the Lessor under the terms of this Lease or the laws of the State of Ohio or of the United States, any payment of any kind which is to be made by Lessee to Lessor, if not paid within ten (10) calendar days of the date same is due, shall incur a late charge equal to Five Percent (5%) of that month's monthly rental.

         9. Utilities. Except as otherwise provided herein, Lessor shall furnish at no cost to Lessee all electric, heat, air conditioning, water, telephone equipment, elevator services, lavatory and toilets and janitorial service necessary for the normal use of the Premises during normal and customary working hours on all weekdays and Saturday mornings, excluding holidays. Lessee shall reimburse Lessor for its proportionate share of the local and long distance telephone service contract that Lessor shall in its sole judgment choose to provide telephone service to the Premises. Lessee and Lessor further agree Lessee's proportionate share of the telephone service contract shall be One Thousand Two Hundred Dollars ($1,200.00) per month commencing August 1, 1998, or as from time to time Lessee and Lessor may agree. Lessee shall not provide any janitorial service to the Premises without Lessor's prior consent.

                  Lessor does not warrant that any of the services above-mentioned will be free from interruptions caused by war, insurrection, civil commotion, riots, acts of God, or the enemy, or governmental action, repairs, renewals, improvements, alterations, strikes, lockouts, picketing, whether legal or illegal, accidents, inability of Lessor to obtain fuel or supplies, or any other cause or causes beyond the reasonable control of Lessor. Any such interruption of service shall never be deemed an eviction or disturbance of the Lessee's use and possession of the Premises or any part hereof or render the Lessor liable to the Lessee for damages, or relieve the Lessee from the performance of Lessee's obligations under this lease. Lessor's obligation to furnish light, heat and power shall be conditioned upon the availability of adequate energy sources. Lessor shall have the right to reduce heat and lighting within the Premises and the common areas as required by any mandatory or voluntary fuel or energy saving, allocation or similar statute, regulation, order or program.

         10. Common Areas. Lessee and Lessee's agents, employees, licensees and invitees shall have the right to use, in common with Lessor and Lessor's tenants and the agents, employees, licensees and invitees of each, the public sidewalks and parking areas, together with the corridors, public toilets and other public areas located on the first floor of the Building, subject, however, to all applicable Building rules and regulations.

         11. Insurance.

             A. Lessee shall, at Lessee's expense, procure and maintain in force during the term of this lease and any extension thereof, fire and extended coverage insurance in an amount at least equal to the full insurable value of Lessee's improvements. A memorandum of insurance providing at least ten (10) days' written notice in the event of cancellation, if applicable, will be furnished to Lessor evidencing such coverage.

             B. Lessee agrees to procure and maintain in force during the term of this lease and any extensions thereof at their expense, public liability insurance for damage claims through public use of or arising out of accidents occurring in or around the Premises, in such amounts as Lessor shall require. Said insurance shall cover the Premises as well as the sidewalks and driveways adjoining the Premises. Such insurance policies shall name Lessor as an additional insured, and shall include a waiver of subrogation clause as to Lessor. A certificate of insurance with a clause providing at least ten (10) days written notice to Lessor in the event of cancellation, shall be provided to Lessor upon execution hereof.


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                  C. Lessee covenants and agrees to indemnify and save Lessor, its successors and assigns, harmless from all loss, expense, liability, causes of action and judgments in any way arising from Lessee's occupancy of the Premises and conduct of Lessee's business therein, including without limitation paying Lessor's costs of defending any such claim or action.

                  D. Lessor shall keep the Premises and the building of which the Premises are a part, insured against loss due to fire and other casualties covered under an extended coverage policy in an amount not less than 80% of the full insurable value thereof.

                  E. Tenant will not do, or permit to be done, in or upon the Premises or bring or keep or permit anything to be brought into or kept on the Premises which shall increase the premiums for fire and extended coverage insurance on the building of which the Premises form a part or on the property located thereon. Lessee agrees to pay such increase in premium for fire and extended coverage insurance that may be charged during the term of this Lease on the amount of such insurance which may be carried by Lessor on said Premises or the building of which it is a part, resulting from any of the above omissions or commissions of Lessee.

         12. Casualty Loss. In the event that all or a material portion of the Premises or building are damaged or destroyed by fire or other casualty or are taken by condemnation proceeding (including a deed in lieu thereof) then this lease shall terminate as of the date of damage or destruction or as of the date possession is required by the condemning authority. In such event, Lessee shall be liable for all accrued rent and other charges only to such date, and Lessee shall be released from all future obligations hereunder. All loss proceeds and condemnation awards shall belong to Lessor. Lessor shall in no event be obligated to repair or restore the Premises. The foregoing notwithstanding, in the event of an insubstantial casualty loss or taking affecting the Premises or the building or land, and in the event that the Premises can be restored to their former economic utility to Lessee within 60 days after such event, then, at Lessor's option, this lease shall not terminate, but rather Lessor shall proceed to restore the Premises and Lessee's rent shall abate for the period and to the extent that use of the Premises is denied Lessee as a result thereof.

         13. Inspection and Maintenance. Lessor reserves the right to enter the Premises at reasonable times to inspect them, to perform required maintenance and repairs, to make additions or alterations on any part of the building in which the Premises are located and Lessee agrees to permit Lessor to do so. Lessor may, in connection with such alteration additions, or repairs, erect scaffolding, fences and similar structures, post relevant notices, and place movable equipment; provided that in so doing Lessor shall use its best efforts to avoid disturbing Lessee's quiet enjoyment of the Premises, or interfering with their occupation thereof.

         14. Defaults. If Lessee defaults in payment of rent, Lessee's share of Common Expenses, or in the performance of any of the conditions or covenants of this lease, or if any bankruptcy, insolvency or similar proceeding is filed by or against the Lessee, or if Lessee abandons the Premises or ceases business operations therein for more than 15 days (unless in connection with restoration after casualty loss) Lessor lawfully may, in addition to any other remedies available in law or in equity, immediately or at any time thereafter, and without demand or notice, enter into and upon the Premises and repossess the same as of its former estate, and expel Lessee and those claiming through or under it and remove its or their effects (forcibly, if necessary) without being deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears or rent or preceding breach of covenant, and upon entry as aforesaid this Lease shall terminate; and Lessee covenants and agrees, notwithstanding any entry or re-entry by Lessor whether by summary proceedings, termination or otherwise, to pay and be liable for, on the days originally fixed herein for the payment thereof, amounts equal to the several installments of rent and other charges reserved as would, under the terms of this Lease, become due if this Lease had not been terminated or if Lessor had not entered or re-entered as aforesaid, and whether the Premises be relet or remain vacant in whole or


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in part or for a period less than the exceeding amount of any deficiency then existing, or at the election of Lessor, Lessee will upon such termination pay to the Lessor as damages such a sum as at the time of such termination represents the difference between the then rental value of the Premises for the remainder of the said term and the rent and other payments named herein.

         15. Holding Over. It is hereby agreed that in the absence of a written lease extension as described in Paragraph One of this Lease, upon termination of the initial lease term or any renewal hereof, Lessee shall occupy the Premises solely as a tenant from month to month under the same terms and conditions as are then in effect.

         16. Subordination. Lessee shall, upon the request of Lessor in writing, subordinate this Lease and the lien hereof by executing promptly, without cost, any instruments which may be necessary or desirable to evidence such subordination, to the lien of any present or future mortgage or mortgages upon the Premises or any property of which the Premises are a part irrespective of the time of execution or the time of recording of any such mortgage or mortgages, provided that the holder of any such mortgage shall enter into a written agreement with Lessee to the effect that in the event of foreclosure or other action taken under the mortgage by the holder thereof this Lease and the rights of Lessee hereunder shall not be disturbed but shall continue in full force and effect so long as Lessee shall not be in default hereunder. The word "mortgage" as used herein includes mortgages, other similar instruments and modifications, extensions, renewals and replacements thereof, and any and all advances thereunder.

         17. Notices. All notices required or agreed to be given hereunder by either party shall be in writing and sent by registered or certified mail with postage prepaid to Lessor at 5501 Frantz Road, Dublin, Ohio 43017, or to Lessee at 5501 Frantz Road, Dublin, Ohio 43017, or to such other person or place as the parties may direct in writing from time to time. Any notice to Lessee or Lessor addressed to any other address or city shall be of no force and effect. Date of service of notice shall be the date such notice is deposited in a post office of the U. S. Postal Service.

         18. Waiver. No waiver of any covenant of this lease or a breach of such covenant shall constitute a waiver of any other covenant or the continued breach of said covenant.

         19. Authority and Peaceable Enjoyment. Lessor represents that it maintains a master lease of the Premises that has the right to lease the same. If Lessee performs the covenants herein agreed to be performed by it, Lessor shall warrant and defend Lessee in the enjoyment and peaceful possession of the Premises during the term hereof.

         20. Assignment. Lessee shall not assign or sublease the Premises, or any part thereof, or to allow any other person, to occupy the Premises or any part thereof, without first obtaining Lessor's advance written consent. If Lessor consents to any assignment or subletting, Lessee shall nevertheless remain primarily liable for Lessee's obligations under the Lease. Any such unauthorized assignment, sublease or license to occupy shall be void and shall terminate the lease at the Lessor's sole option.

         21. Miscellaneous. This lease and covenants and conditions hereof apply to and are binding upon the heirs, successors, executors, administrators and assigns of the parties hereto. This instrument is the entire agreement and understanding between Lessor and Lessee with respect to the subject matter hereof. It may be amended only in a writing signed by the party to be charged. This lease shall be governed by and construed in accordance with the laws of the State of Ohio. If a court of competent jurisdiction subsequently declares any provision hereof to be invalid or unenforceable, the remaining provisions hereof shall remain in full force and effect to the maximum extent possible. This lease shall not be recorded, but Lessor agrees to execute a memorandum hereof upon Lessee's request.



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         IN WITNESS WHEREOF, the parties to these presents have hereunder set their hands and seals the day and year first above written.

Signed and acknowledged                    DOMINION HOMES, INC., an Ohio
  in the presence of:                             corporation


________________________________________      By: */s/TERRY E. GEORGE
                                                 -----------------------------
Print Name: ____________________________              Terry E. George
                                                      Senior Vice President

________________________________________
Print Name:_____________________________


                                              ALLIANCE TITLE AGENCY, LTD., an
                                                  Ohio limited liability company

                                              By:CC, I LTD., an Ohio limited
                                                  liability company, Manager


________________________________________      By: */s/ DENIS G. CONNOR
                                                 -----------------------------
Print Name:_____________________________               Denis G. Connor
                                                       Member
________________________________________
Print Name:_____________________________


STATE OF OHIO,
COUNTY OF FRANKLIN, SS:

         The foregoing instrument was acknowledged before me this      day of
July, 1998, by Terry E. George, Senior Vice President of Dominion Homes, Inc., an Ohio corporation, on behalf of the corporation.



                                             ---------------------------------
                                             Notary Public


STATE OF OHIO,
COUNTY OF FRANKLIN, SS:

         The foregoing instrument was acknowledged before me this     day of
July, 1998, by Denis G. Connor, Member of CC, I Ltd., an Ohio limited liability company, Manager of Alliance Title Agency, Ltd., an Ohio limited liability company, on behalf of the limited liability company.



                                             ------------------------------
                                             Notary Public